Putnam
New York
Tax Exempt
Money Market Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Money market securities held a special appeal in recent months as investors sought refuge from the effects of a falling stock market and a slowing U.S. economy. Putnam New York Tax Exempt Money Market Fund benefited from investors' flight to safety but the inflow of funds and the changing economic and interest-rate environments presented their own challenges for management during the fund's semiannual period.

As the economy slowed and short-term interest rates declined, Fund Manager Joyce Dragone had to take advantage of every opportunity that presented itself. As you might imagine, in the universe of short-term money market securities there is far less maneuvering room than in portfolios comprising longer-term investments. Nevertheless, by strategic diversification, careful selection, and effective manipulation of maturity dates, Joyce was able to provide a competitive yield while maintaining the fund's stable net asset value.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Joyce E. Dragone

Interest rates in general may be declining, but during the six months ended May 31, 2001, yields on tax-free money market securities held up relatively better than those on tax-free bonds with longer maturities. In fact, a glance at the entire universe of short-term debt reveals another positive trend. Yields on money market instruments are falling less dramatically in the tax-free market than they are in the taxable market. With interest rates trending lower, we have been taking steps to maintain a competitive income stream for Putnam New York Tax Exempt Money Market Fund, including extending the average days to maturity.

Total return for 6 months ended 5/31/01

                                NAV
-----------------------------------------------------------------------
                               1.40%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* AGGRESSIVE FED EASING SPURS BOND MARKET RALLY

When investing in tax-exempt money market securities, in-depth credit analysis of the issuing municipalities remains paramount, since the waning strength of some local economies may hold implications for these issuers' underlying creditworthiness and their ability to fulfill debt obligations. Money market funds continue to benefit from lingering uncertainty about the health of the U.S. economy and investors' penchant for less volatile investments. Lipper Inc. reported that U.S. money market assets grew by more than 11% over the six months ended May 31, 2001, a noteworthy increase.

A major factor contributing to the strong performance this year of municipal bonds -- in fact, of all fixed-income investments -- was the almost unprecedented sharpness of the Federal Reserve Board's monetary easing. In the first five months of this year, the Fed made five interest-rate reductions totaling 2.5 percentage points, the most dramatic rate cutting since former Fed Chairman Paul Volcker's swift decreases in the early 1980s. Two of the 2001 cuts occurred outside of the Fed's normal meeting schedule, an illustration of the determination of the central bank to keep the economy from entering a recession.

As a result of the Fed's actions, the federal funds rate (the rate of interest associated with borrowing among the member banks of the Federal Reserve System) declined from 6.50% to 4.00%. The sharp reduction in short-term rates pushed yields on money market securities lower, though yields on tax-free money market securities decreased to a lesser degree than their taxable counterparts.

Over the six-month reporting period, the compound seven-day yield on a taxable money market fund, as reported by IBC/Donaghue's Money Fund Report, fell from 5.70% to 3.85%, while your fund's compound seven-day yield dropped from 3.43% to 2.31%.

While these numbers suggest that yields on tax-free money market securities are holding up better than yields on taxable money market securities, their after-tax comparison is just as favorable. Assuming the maximum combined 45.49% federal, New York state, and New York City tax rate, the after-tax return of the taxable money market fund seven-day yield was 2.10% on May 31, 2001. Your fund's 7-day yield was 2.31% and that is tax free. (The maximum rate assumes the recently enacted reduction in the federal tax rate.)

* POST BOOM, NEW YORK HEADS INTO SLOWDOWN WITH CUSHION

The financial performance of both New York state and New York City was outstanding in 2000, and we believe each can anticipate an operating surplus in 2001, albeit a lower one than in previous years. However, with the economic prosperity of recent years fading, states and municipalities across the nation are bracing for falling tax revenues. The decline in corporate profitability and stock prices is forcing governors and state legislatures to prepare for a new economic reality. While New York may see revenue growth slow into 2002, the Empire State entered the economic slowdown on a relatively solid financial footing. If the slump is prolonged or if the economy tips into a full-fledged recession, that outlook could change.

New York's debt burden is twice as heavy as the national average. Given the trend toward debt reform, however, the burden is highly unlikely to increase. On the other hand, the burden will not diminish much, given the state's infrastructure commitments. Nevertheless, we are not overly concerned about such prospects at this time and expect credit ratings for New York state and New York City to remain stable for the foreseeable future.

* FUND ADJUSTS WEIGHTINGS TO LOCK IN HIGHER INCOME

Given the relatively solid condition of both New York state and New York City, the supply of new short-term municipal issuance coming to market is relatively low. Demand from individual investors, on the other hand, remains quite brisk, largely because New York's state and city taxes are so high. Ironically, this demand is adding further downward pressure on yields and explains why New York short-term municipal bond yields rank below the national average.

This situation complicates our efforts to locate meaningful positions that can favorably affect the fund's income and stability objectives. However, by increasing the weighting in tax-exempt notes, we managed to extend the fund's average days to maturity from 31 to 54 over the course of the semiannual period. The issuers of the notes were diverse and included New York State Power Authority, New York State Thruway Authority, and the city of Buffalo.

At period's end, 29% of the fund's assets were invested in tax-exempt notes, which must mature within 13 months, or 397 days, from the date of purchase. Tax-exempt notes are advantageous when interest rates are falling, since their relatively longer maturity allows us to lock in current rates for months rather than constantly resetting for only days or weeks at a time. Of course, with a longer window, we are careful to choose securities of the highest quality. Most of the fund's assets remain invested in variable rate demand notes (VRDNs), which carry a maturity of one or seven days.

* OUTLOOK: FAVORABLE ENVIRONMENT FOR BONDS

Our view of the economy for the next 12 months is that it will be weak, but not recessionary. The general perception in January was that a recession was likely, if not a sure thing. We disagreed with that forecast, and the first quarter's 2% growth rate turned out to be even stronger than we had anticipated. We don't expect growth to surge in the near term, but we believe it is probable that the economy will grow at an annualized rate of 2% to 3% in the next three quarters. Within that range, we believe the composition of this growth is likely to be slightly stronger in the second quarter and slightly weaker in the third and fourth quarters. We are also not expecting any significant increase in inflation. As a result, this slow to moderate growth with continued low inflation should provide a favorable backdrop for performance of the tax-free money market securities in your fund's portfolio.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

PERFORMANCE COMPARISONS (5/31/01)
                                          Current   After-tax  After-tax
                                          return*   return 1   return 2
-----------------------------------------------------------------------
 Passbook savings account                  1.00%     0.55%     0.57%
-----------------------------------------------------------------------
 Taxable money market fund 7-day yield     3.85      2.10      2.18
-----------------------------------------------------------------------
 3-month certificate of deposit            3.40      1.85      1.93
-----------------------------------------------------------------------
 Putnam New York Tax Exempt
 Money Market Fund (7-day yield)           2.31      2.31      2.31
-----------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal values on passbook savings and on bank CDs are generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 39.1% maximum federal income tax rate.

* Sources: Fleet National Bank (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).

1 After-tax return assumes a combined 45.49% federal, New York state, and New York City tax rate.

2 After-tax return assumes a combined 43.27% federal and New York state ax rate.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Money Market Fund is designed for investors seeking current income exempt from state, federal and New York City personal income tax consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                                                      Lipper New York
                                                        Tax Exempt      Consumer
                                        Fund shares    Money Market       price
                                           at NAV      Fund Average       index
-------------------------------------------------------------------------------
6 months                                     1.40%          1.47%         1.89%
-------------------------------------------------------------------------------
1 year                                       3.13           3.28          3.50
-------------------------------------------------------------------------------
5 years                                     15.33          15.64         13.35
Annual average                               2.89           2.95          2.54
-------------------------------------------------------------------------------
10 years                                    30.93          31.78         30.90
Annual average                               2.73           2.80          2.73
-------------------------------------------------------------------------------
Annual average (Life of
fund, since 10/26/87)                        3.30           3.34          3.23
-------------------------------------------------------------------------------
Current return (end of period)                               Fund shares at NAV
-------------------------------------------------------------------------------
Current 7-day yield 1                                                     2.31%
-------------------------------------------------------------------------------
Taxable equivalent 2                                                      4.24
-------------------------------------------------------------------------------
Taxable equivalent 3                                                      4.07
-------------------------------------------------------------------------------
Current 30-day yield 1                                                    2.52
-------------------------------------------------------------------------------
Taxable equivalent 2                                                      4.62
-------------------------------------------------------------------------------
Taxable equivalent 3                                                      4.44
-------------------------------------------------------------------------------

Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

1 The current 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield data more closely reflect the current earnings of the fund.

2 Assumes a combined 45.49% federal, New York state, and New York City tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

3 Assumes a combined 43.27% federal and New York state tax rate.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/01

-------------------------------------------------------------------------------
Distributions (number)                                                    6
-------------------------------------------------------------------------------
Income                                                                $0.013927
-------------------------------------------------------------------------------
  Total                                                               $0.013927
-------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/01(most recent calendar quarter)

                                                                    Fund shares
                                                                         at NAV
-------------------------------------------------------------------------------
6 months                                                                   1.27%
-------------------------------------------------------------------------------
1 year                                                                     3.01
-------------------------------------------------------------------------------
5 years                                                                   15.26
Annual average                                                             2.88
-------------------------------------------------------------------------------
10 years                                                                  30.70
Annual average                                                             2.72
-------------------------------------------------------------------------------
Annual average (Life of
fund, since 10/26/87)                                                      3.29
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.


COMPARATIVE BENCHMARKS

Lipper New York Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all New York tax exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
May 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS

FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- Municipal Bond Investors Assurance Corporation
RAN                 -- Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (99.1%)
-------------------------------------------------------------------------------------------------------------------
$         1,800,000 Babylon Indl. Dev. Agcy. VRDN (Ogden Martin),
                    FSA, 2.65s, 1/1/19                                                    VMIG1      $    1,800,000
          2,200,000 Buffalo, G.O. Bonds, Ser. A, FGIC, 4s, 2/1/02                         Aaa             2,210,100
          1,800,000 Dutchess Cnty., Indl. Dev. Agency Civic Fac.
                    VRDN (Marist College), Ser. A, 2 3/4s, 7/1/28
                    (Bank of New York (LOC))                                              VMIG1           1,800,000
          1,000,000 Glen Falls Indl. Dev. Agcy. VRDN (Broad St. Ctr.),
                    2 3/4s, 8/1/05 (Suntrust Bank Central
                    Florida (LOC))                                                        A-1+            1,000,000
          1,900,000 Niagara Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                    VRDN (American Fuel Co.), 2.85s, 11/15/24
                    (Wachovia Bank of NC (LOC))                                           VMIG1           1,900,000
            220,000 NY City, G.O. Bonds, Ser. H, 7.2s, 2/1/15 (PRE)                       Aaa               229,132
          1,700,000 NY City, Hlth. & Hosp. Corp. VRDN, Ser. A, 2.8s,
                    2/15/26 (Morgan Guaranty Trust (LOC))                                 A-1+            1,700,000
          1,655,000 NY City, Indl. Dev. Agcy. Civic Fac. VRDN (Church
                    Heavenly Rest Day), 2.7s, 7/1/21 (Bank of
                    New York (LOC))                                                       VMIG1           1,655,000
          1,500,000 NY City, Indl. Dev. Agcy. VRDN (Stroheim &
                    Romann), 2 3/4s, 12/1/15 (Westdeutsche
                    Landesbank Girozentrale (LOC))                                        VMIG1           1,500,000
          1,500,000 NY City, VRDN, Ser. E5, 3.25s, 8/1/16
                    (Morgan Guaranty Trust (LOC))                                         VMIG1           1,500,000
          1,800,000 NY City, Hsg. Dev. Corp. Mtg. VRDN (Multi-Fam.
                    James Twr.), Ser. A, 2.65s, 7/1/05 (Citibank
                    NA (LOC))                                                             A-1+            1,800,000
          1,240,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. A, 6 1/4s, 6/15/21 (PRE)                                         Aaa             1,240,976
            300,000 NY State Dorm. Auth. Rev. Bonds (St. John's U.),
                    Ser. A, 6 3/4s, 5/15/21 (PRE)                                         AA-               316,124
                    NY State Dorm. Auth. VRDN
            500,000 (NY Pub. Library), Ser. B, MBIA, 2 3/4s, 7/1/28                       VMIG1             500,000
          1,700,000 (Oxford U. Press Inc.), 3.0s, 7/1/23 (Landesbank
                    Hessen Thuringen (LOC))                                               VMIG1           1,700,000
          1,700,000 NY State Energy Res. & Dev. Auth. VRDN (Niagra
                    Mohawk Pwr. Corp.), Ser. A, 3.25s, 7/1/15
                    (Totonto Dominion Bank (LOC))                                         A-1+            1,700,000
          1,500,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    VRDN (NY Elec & Gas), Ser. D, 3s, 10/1/29
                    (Bank One Chicago NA (LOC))                                           VMIG1           1,500,000
          1,600,000 NY State Hsg. Fin. Agcy. VRDN (Special Surgery
                    Hosp. Staff), Ser. A, 2.65s, 11/1/10 Chase
                    Manhattan Bank (LOC))                                                 VMIG1           1,600,000
          2,400,000 NY State Local Govt. Assistance Corp. VRDN, Ser. A,
                    2.65s, 4/1/22 (Bayerische Landesbank (LOC))                           VMIG1           2,400,000
          1,150,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (Secured Hosp.), 7.4s, 8/15/21 (PRE)                                  Aaa             1,180,120
                    NY State Pwr. Auth. Rev. Bonds
          1,800,000 Ser. AA, 6 1/4s, 1/1/23 (PRE)                                         AAA             1,868,328
          1,250,000 Ser. A, 5s, 2/15/02                                                   Aa2             1,267,636
                    NY State Thruway Auth. Rev. Bonds
            140,000 (Construction and Reconstruction), Ser. A,
                    FSA, 6s, 3/1/02                                                                         142,986
            700,000 Ser. B, FGIC, 5 3/8s, 4/1/02                                          Aaa               713,531
          1,700,000 Westchester Cnty., Indl. Dev. Agcy. City & Cnty.
                    VRDN (Boys & Girl Club), 2 3/4s, 2/1/24
                    (Bank of New York (LOC))                                              A-1+            1,700,000
          1,000,000 Yonkers, RAN, Ser. A, 5s, 6/28/01 (Bank of
                    New York (LOC))                                                       Aaa             1,000,754
                                                                                                      -------------
                                                                                                         35,924,687

Puerto Rico (0.6%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Cmnwlth. of PR, Rev. Bond, 5 1/2s, 7/1/01                             Aaa               200,346
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $36,125,033) (b)                                            $36,125,033
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $36,233,003.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.

      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.

      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown on VRDN's are the current interest rates shown at May 31, 2001, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           Utilities        17.5%
           Education        16.5
           Health care      12.4

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                           $36,125,033
-------------------------------------------------------------------------------------------
Cash                                                                                503,607
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      243,359
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               48,536
-------------------------------------------------------------------------------------------
Total assets                                                                     36,920,535

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                50,535
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    412,086
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          146,076
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         43,231
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            8,275
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        6,794
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            784
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               19,751
-------------------------------------------------------------------------------------------
Total liabilities                                                                   687,532
-------------------------------------------------------------------------------------------
Net assets                                                                      $36,233,003

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                        $36,233,003
-------------------------------------------------------------------------------------------
Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($36,233,003 divided by 36,233,003 shares)                                            $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)
Tax exempt interest income                                                         $637,622
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     85,489
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       37,223
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     3,354
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,254
-------------------------------------------------------------------------------------------
Auditing                                                                             13,032
-------------------------------------------------------------------------------------------
Other                                                                                13,815
-------------------------------------------------------------------------------------------
Total expenses                                                                      155,167
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (24,147)
-------------------------------------------------------------------------------------------
Net expenses                                                                        131,020
-------------------------------------------------------------------------------------------
Net investment income                                                               506,602
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $506,602
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                           May 31      November 30
                                                                             2001*            2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $   506,602     $  1,388,135
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      506,602        1,388,135
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                               (506,602)      (1,388,135)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (3,044,654)      (1,773,706)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (3,044,654)      (1,773,706)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    39,277,657       41,051,363
--------------------------------------------------------------------------------------------------
End of period                                                         $36,233,003      $39,277,657
--------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                  Six months
                                       ended
Per-share                             May 31
operating performance            (Unaudited)                           Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                  .0139        .0329        .0251        .0288        .0287        .0289
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .0139        .0329        .0251        .0288        .0287        .0289
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.0139)      (.0329)      (.0251)      (.0288)      (.0287)      (.0289)
------------------------------------------------------------------------------------------------------------------
Total distributions                   (.0139)      (.0329)      (.0251)      (.0288)      (.0287)      (.0289)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.40*        3.34         2.55         2.91         2.91         2.93
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $36,233      $39,278      $41,051      $38,986      $44,101      $39,456
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .41*         .76          .77          .79          .83          .88
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.33*        3.43         2.60         2.88         2.92         2.75
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments.

(b) Includes amounts paid through expense offset arrangements. (Note 2)



NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal, New York State and New York City personal income taxes as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, LLC, believes is consistent with the maintenance of liquidity and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

E) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2001, the fund's expenses were reduced by $24,147 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $301 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

For the six months ended May 31, 2001, Putnam Retail Management, a wholly owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Retail Management, received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2001, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $60,269,779 and $62,216,000, respectively.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                            Six months
                                                 ended          Year ended
                                                May 31         November 30
---------------------------------------------------------------------------
                                                  2001                2000
---------------------------------------------------------------------------
Shares sold                                 24,771,565          47,297,346
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  492,085           1,270,791
---------------------------------------------------------------------------
                                            25,263,650          48,568,137

Shares
repurchased                                (28,308,304)        (50,341,843)
---------------------------------------------------------------------------
Net decrease                                (3,044,654)         (1,773,706)
---------------------------------------------------------------------------


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **
California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Joyce E. Dragone
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA056-72910   063   7/01